SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549

                                  ---------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest reported event): December 17, 1997

                          SECOM GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


        0-14299                                         87-0410875
(Commission File Number)                  (I.R.S. Employer Identification No.)


                46305 Grand River Avenue, Novi, Michigan 48374
                   (Address of principal executive office)


      Registrant's telephone number, including area code: (248) 305-9410


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Item 5. Other Information.

Effective immediately, the Company's new corporate address is 46035 Grand River Avenue, Novi, Michigan 48374. The Company's telephone numbers will remain as follows: main number, (248) 305-9410; facsimile number (248) 305-9599.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SECOM GENERAL CORPORATION
                                             (Registrant)


                                             By: /s/ David J. Marczak
                                                     David J. Marczak
                                                     Chief Financial Officer,
                                                     Secretary and Treasurer


Date:  December 17, 1997